UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 12, 2019 (July 12, 2019)

HERTZ GLOBAL HOLDINGS, INC.
THE HERTZ CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	001-37665	61-1770902
DELAWARE	001-07541	13-1938568
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8501 Williams Road
Estero, Florida 33928
(Address of principal executive offices, including zip code)

(239) 301-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

	Title of Each Class	Trading Symbols	Name of Each Exchange on which Registered
Hertz Global Holdings, Inc.	Common Stock, par value $0.01	HTZ	New York Stock Exchange
The Hertz Corporation	None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01 OTHER EVENTS

On July 12, 2019, The Hertz Corporation (the "Company" or "Hertz"), an indirect wholly-owned subsidiary of Hertz Global Holdings, Inc. (“HGH”), provided conditional notices (each, a “Notice of Conditional Redemption”) to Wells Fargo Bank, National Association, as trustee (the “Trustee”), of its intent to redeem (i) its 5.875% Senior Notes due 2020 (the “2020 Notes”), pursuant to the Indenture, dated as of December 20, 2010, as supplemented (the “2020 Indenture”), and (ii) its 7.375% Senior Notes due 2021 (the “2021 Notes”), pursuant to the Indenture, dated as of October 16, 2012, as supplemented (the “2021 Indenture”), in each case, among Hertz, the guarantors from time to time party thereto, and the Trustee. The redemptions of the 2020 Notes and 2021 Notes are each subject to the satisfaction of specified conditions precedent set forth in the applicable Notice of Conditional Redemption, including the consummation of the Capital Markets Offerings (as defined in the applicable Notice of Conditional Redemption) and the amount of net proceeds received therefrom. The Notice of Conditional Redemption in respect of the 2020 Notes provides for the redemption of $699,800,000 in aggregate principal amount of 2020 Notes; provided that if the net proceeds from the Capital Markets Offerings are less than $700,000,000, then Hertz instead has elected to redeem the maximum aggregate principal amount of 2020 Notes possible using such net proceeds as determined by the Company in its sole and absolute discretion. The Notice of Conditional Redemption in respect of the 2021 Notes provides for the redemption of an aggregate principal amount of 2021 Notes equal to (i) the net proceeds from the Capital Markets Transactions minus (ii) the amount of such net proceeds used to consummate the redemption of the 2020 Notes as determined by the Company in its sole and absolute discretion.

The Notices of Conditional Redemption will be sent by the Trustee to the registered holders of the 2020 Notes and 2021 Notes in accordance with the requirements of the 2020 Indenture and 2021 Indenture, respectively, on July 12, 2019.

The anticipated redemption date is August 11, 2019 or, if the conditions precedent are not satisfied on or prior to August 11, 2019, such later date (but not later than September 10, 2019) as such conditions precedent are so satisfied (such date of such redemption, the “Redemption Date”). The redemption price for the 2020 Notes will be equal to 100.0% of the principal amount of the 2020 Notes, plus accrued but unpaid interest thereon to the Redemption Date. The redemption price for the 2021 Notes will be equal to 100.0% of the principal amount of the 2021 Notes, plus accrued but unpaid interest thereon to the Redemption Date.

The above descriptions of the Notices of Conditional Redemption are not complete and are qualified in their entirety by reference to Exhibits 99.1 and 99.2 as applicable.

This report does not constitute a notice of redemption under the 2020 Indenture, 2021 Indenture, nor an offer to tender for, or purchase, any 2020 Notes, any 2021 Notes or any other security. There can be no assurances that the conditions precedent to the redemptions will be satisfied or that the redemptions will occur.

CAUTIONARY NOTE CONCERNING FORWARD-LOOKING STATEMENTS

Certain statements contained in this report, and in related comments by the Company’s management, include “forward-looking statements.” Forward-looking statements include information concerning the Company’s liquidity and its possible or assumed future results of operations, including descriptions of its business strategies. These statements often include words such as “believe,” “expect,” “project,” “potential,” “anticipate,” “intend,” “plan,” “estimate,” “seek,” “will,” “may,” “would,” “should,” “could,” “forecasts” or similar expressions. These statements are based on certain assumptions that the Company has made in light of its experience in the industry as well as its perceptions of historical trends, current conditions, expected future developments and other factors it believes are appropriate in these circumstances. The Company believes these judgments are reasonable, but you should understand that these statements are not guarantees of performance or results, and the Company’s actual results could differ materially from those expressed in the forward-looking statements due to a variety of important factors, both positive and negative, that may be revised or supplemented in subsequent reports on Forms 10-K, 10-Q and 8-K filed or furnished to the Securities and Exchange Commission ("SEC"). Among other items, such factors could include: levels of travel demand, particularly with respect to airline passenger traffic in the United States and in global markets; the effect of the Company's separation of its vehicle and equipment rental businesses, any failure by Herc Holdings Inc. to comply with the agreements entered into in connection with the separation and the Company's ability to obtain the expected benefits of the separation; significant changes in the competitive environment and the effect of competition in the Company's markets on rental volume and pricing, including on the Company's pricing policies or use of incentives; occurrences that disrupt rental activity during the Company's peak periods; the Company's ability to accurately estimate future levels of rental activity and adjust the number and mix of vehicles used in its rental operations accordingly; increased vehicle costs due to declines in the value of the Company's non-program vehicles; the Company's ability to maintain sufficient liquidity and the availability to it of additional or continued sources of financing for its revenue earning vehicles and to refinance its existing indebtedness; the Company's ability to purchase adequate supplies of competitively priced vehicles and risks relating to increases in the cost of the vehicles it purchases; the Company's ability to adequately respond to changes in technology and customer demands; the Company's ability to retain customer loyalty and market share; the Company's recognition of previously deferred tax gains on the disposition of revenue earning vehicles; an increase in the Company's vehicle costs or disruption to its rental activity, particularly during its peak periods, due to safety recalls by the manufacturers of its vehicles; the Company's access to third-party distribution channels and related prices, commission structures and transaction volumes; the Company's ability to execute a business continuity plan; a major disruption in the Company's communication or centralized information networks; a failure to maintain, upgrade and consolidate the Company's information technology networks; financial instability of the manufacturers of the Company's vehicles; any impact on the Company from the actions of its franchisees, dealers and independent contractors; the Company's ability to sustain operations during adverse economic cycles and unfavorable external events (including war, terrorist acts, natural disasters and epidemic disease); shortages of fuel and increases or volatility in fuel costs; the Company's ability to maintain favorable brand recognition and a coordinated branding and portfolio strategy; the Company's ability to maintain an effective employee retention and talent management strategy and resulting changes in personnel and employee relations; costs and risks associated with litigation and investigations; risks related to the Company's indebtedness, including its substantial amount of debt, its ability to incur substantially more debt, the fact that substantially all of its consolidated assets secure certain of its outstanding indebtedness and increases in interest rates or in its borrowing margins; the Company's ability to meet the financial and other covenants contained in its senior credit facilities and letter of credit facility, its outstanding unsecured senior notes, its outstanding senior second priority secured notes and certain asset-backed and asset-based arrangements; changes in accounting principles, or their application or interpretation, and the Company's ability to make accurate estimates and the assumptions underlying the estimates, which could have an effect on operating results; risks associated with operating in many different countries, including the risk of a violation or alleged violation of applicable anticorruption or antibribery laws and the Company's ability to repatriate cash from non-U.S. affiliates without adverse tax consequences; the Company's ability to prevent the misuse or theft of information it possesses, including as a result of cyber security breaches and other security threats; changes in the existing, or the adoption of new laws, regulations, policies or other activities of governments, agencies and similar organizations, such as the adoption of new regulations under the Tax Cuts and Jobs Act, where such actions may affect the Company's operations, the cost thereof or applicable tax rates; risks relating to the Company's deferred tax assets, including the risk of an "ownership change" under the Internal Revenue Code of 1986, as amended; the Company's exposure to uninsured claims in excess of historical levels; fluctuations in interest rates and commodity prices; the Company's exposure to fluctuations in foreign currency exchange rates and other risks and uncertainties described from time to time in periodic and current reports that the Company files with the SEC.

Additional information concerning these and other factors can be found in the Company's filings with the SEC, including its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

You should not place undue reliance on forward-looking statements. All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit 99.1 - Notice of Conditional Redemption, dated July 12, 2019, in respect of Hertz’s 5.875% Senior Notes due 2020.
Exhibit 99.2 - Notice of Conditional Redemption, dated July 12, 2019, in respect of Hertz’s 7.375% Senior Notes due 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERTZ GLOBAL HOLDINGS, INC. THE HERTZ CORPORATION
(each, a Registrant)

By:	/s/ JAMERE JACKSON
Name:	Jamere Jackson
Title:	Executive Vice President and Chief Financial Officer
Date:  July 12, 2019